CONFIDENTIAL
Exhibit 10.1(r)

Amendment No. 29

to the A320 Purchase Agreement
Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 29 (hereinafter referred to as the ‘‘Amendment’’) is entered into as of December 1, 2006 between AIRBUS, S.A.S. (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the ‘‘Seller’’), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, Forest Hills, New York 11375 USA (hereinafter referred to as the ‘‘Buyer’’).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the ‘‘Aircraft’’), including twenty-five option aircraft (the ‘‘Option Aircraft’’), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29, 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005, Amendment No. 25 dated as of November 23, 2005, Amendment No. 26 dated as of February 27, 2006, Amendment No. 27 dated April 25, 2006 and Amendment No. 28 dated July 6, 2006 is hereinafter called the ‘‘Agreement’’;

WHEREAS the Buyer and the Seller wish to modify the Agreement;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.    DEFINITIONS

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms ‘‘herein,’’ ‘‘hereof’’ and ‘‘hereunder’’ and words of similar import refer to this Amendment.

2.	[***] AND PAYMENTS

2.1	The Buyer and the Seller agree that:

a)	upon signature of this Amendment, the Seller grants the Buyer a [***] to be immediately [***] pursuant to [***] (the ‘‘[***]’’),

b)	subject to Paragraph 2.1(c) below, upon signature of this Amendment the Seller shall grant the Buyer an [***] to be [***], upon the Buyer’s request, [***],

c)	the Buyer will pay to the Seller any remaining balance due for [***] within [***] ([***]) days after the Seller notifies the Buyer that the Seller has [***]. The Buyer can satisfy payment of such [***] by [***] set forth in Paragraph 2.1(b) above and pay in cash any remaining balance.

d)	upon signature of this Amendment, ANACS shall grant the Buyer a [***] to be [***] or [***] the balance due against [***],

e)	the Seller will [***] to the Buyer [***] as follows: [***] no later than [***] ([***]) days after the date of signature hereof, (out of which, [***] will be in consideration of the provisions in subparagraph (f) below) and [***] no later than [***] 2007, by [***]

[***]

and

f)	within 90 days of the after the date of signature hereof, the Seller, at its sole option, will determine [***]. Upon receipt of the Seller’s notification, the Buyer will either [***]:

[***]

2.2	In consideration of the foregoing [***] and payments, the parties hereby agree to [***].

[***]

2.3	The Buyer acknowledges that the Seller is not under any obligation to [***] set forth in subclause 2.1.2 of the Purchase Agreement. If, prior to [***], 2015, the Seller elects to offer a Specification Change Notice that consists of, or includes, [***] A320 model aircraft, and if the Buyer has at that time any A320 model aircraft on firm order or any A320 model exercised option aircraft for delivery in a Scheduled Delivery Month that would [***] such SCN, then:

a)	The Seller will offer such SCN to the Buyer.

b)	Subject to the Seller’s then-existing industrial constraints, the Seller shall grant the Buyer [***]. However, it is understood that if the Buyer does not

[***]

c)	The price at which such SCN will be offered to the Buyer will be [***]; provided however, that in any event such price of the SCN aircraft shall be in accordance with Section 2.5 hereof.

2.4	The Buyer acknowledges that the Seller is not under any obligation to [***]. If, however, prior to [***] 2015, the Seller elects to offer a [***]:

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

a)	The Seller will offer such [***] to the Buyer.

b)	Subject to the Seller or its Affiliates’ then-existing industrial constraints, the Seller shall grant the Buyer [***]. However, it is understood that if the Buyer does not [***].

c)	The price at which such [***] will be offered to the Buyer will be [***]; provided however, that in any event such price shall be in accordance with Section 2.5 hereof.

2.5	The Seller and the Buyer agree that should the Buyer and the Seller execute an [***] A320 model aircraft, the scope of Letter Agreement signed on 23rd April 2003, referencing [***], remains valid for the aircraft contemplated by such Letter Agreement, on the terms and conditions stipulated by such Letter Agreement.

2.6	The Seller is currently studying the [***]. The results of such study will be available in [***], at which time the Seller will provide the Buyer with a formal presentation underlying the main results of that study. The Seller will [***] to have a [***].

3.	100th A320 AIRCRAFT LIVERY

The Seller and the Buyer acknowledge the Buyer’s purchase of [***] the Buyer’s 100th A320 Aircraft delivery and in consideration for such purchase, the Seller hereby provides to the Buyer a [***].

4.	NEW SPEC AIRCRAFT

4.1	The date of ‘‘[***] 2009’’ stated in Paragraph 3.1(a) of Amendment No. 27 to the Agreement is hereby changed to ‘‘[***] 2008’’.

4.2	Paragraph 3.3 of Amendment No. 27 to the Agreement is deleted in its entirety and shall be of no further effect.

5.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution hereof.

6.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

7.	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AIRBUS S.A.S.

By:    /s/ Christophe Mourey

Its:    Senior Vice President Contracts

JETBLUE AIRWAYS CORPORATION

By:    /s/ Thomas E. Anderson

Its:    Senior Vice President